EXHIBIT 10.1
This AMENDMENT (this “Amendment”), dated as of September 9, 2016 and entered into by and among Perrigo Finance Unlimited Company (formerly Perrigo Finance PLC), a public unlimited company organized under the laws of Ireland (the “Revolving Borrower”), Perrigo Company PLC, a public limited company organized under the laws of Ireland (the “Company”), certain Lenders listed on the signature pages hereto (the “Consenting Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), amends that certain Revolving Credit Agreement, dated as of December 5, 2014 (as amended by Amendment No. 1, dated as of February 26, 2016, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Revolving Borrower, the Company, the lenders party thereto, the Administrative Agent and the other agents party thereto.
W I T N E S S E T H :
WHEREAS, the Revolving Borrower has requested that the Credit Agreement be amended as set forth herein;
WHEREAS, by signing this Amendment, the Required Lenders have consented to this Amendment and the amendments to the Credit Agreement described in Section 2 below;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
1.Defined Terms; References. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (including the recitals hereto) as defined therein. On and after the Amendment Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

2.Amendment. The Administrative Agent and each Consenting Lender (in the aggregate representing Required Lenders) hereby consents to the following amendments to the Credit Agreement:

(a)Add the following at the end of Section 2.04(a):

“Swingline Loans denominated in Dollars shall be ABR Borrowings; provided that the Administrative Agent may request that a Swingline Loan be maintained as a Eurocurrency Borrowing.”
(b)amend and restate Section 2.12(c) in its entirety as follows:

“Each Swingline Loan that is not denominated in Dollars shall bear interest as determined in Section 2.04”

(c)amend and restate the final paragraph of Section 6.10 in its entirety as follows:

“On and at any time after the Acquisition Closing Date, (i) beginning with the first full Fiscal Quarter after the Acquisition Closing Date, the Company will not permit the Leverage Ratio to exceed 5.25 to 1.0 as of the last day of any such Fiscal Quarter of the Company, (ii) beginning with the Fiscal Quarter ended on or about September 30, 2015, the Company will not permit the Leverage Ratio to exceed 4.50 to 1.0 as of the last day of any such Fiscal Quarter of the Company, (iii) beginning with the Fiscal Quarter ended on or about March 31, 2016, the Company will not permit the Leverage Ratio to exceed 4.75 to 1.0 as of the last day of any such Fiscal Quarter of the Company, (iv) beginning with the Fiscal Quarter ended on or about June 30, 2017, the Company will not permit the Leverage Ratio to exceed 4.50 to 1.0 as of the last day of any such Fiscal Quarter of the Company, (v) beginning with the Fiscal Quarter ended on or about December 31, 2017, the Company will not permit the Leverage Ratio to exceed 4.25 to 1.0 as of the last day of any such Fiscal Quarter of the Company, (vi) beginning with the Fiscal Quarter ended on or about March 31, 2018, the Company will not permit the Leverage Ratio to exceed 4.0 to 1.0 as of the last day of any such Fiscal Quarter of the Company, (vii) beginning with the Fiscal Quarter ended on or about September 30, 2018, the Company will not permit the Leverage Ratio to exceed 3.75 to 1.0 as of the last day of any such Fiscal Quarter of the Company and (viii) beginning with the Fiscal Quarter ended on or about December 31, 2018, the Company will not permit the Leverage Ratio to exceed 3.5 to 1.0 as of the last day of any such Fiscal Quarter of the Company; provided that with respect to clauses (vii) and (viii), during the four Fiscal Quarters after a Fiscal Quarter in which a Qualified Acquisition has occurred, such limit will be increased so that the Company will not permit the Leverage Ratio to exceed 4.0 to 1.0 as of the last day of any such Fiscal Quarter of the Company.”

3.Representations and Warranties; Loan Document. Each of the Revolving Borrower and the Company hereby represents and warrants that as of the date hereof (a) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of such date, with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing. This Amendment is a “Loan Document,” as defined in the Credit Agreement.

4.Conditions. The amendments contained in Section 2 of this Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Revolving Borrower, the Company, Consenting Lenders constituting the Required Lenders and the Administrative Agent.

(b)The representations and warranties of each Loan Party set forth in Section 3 above are true and correct on and as of the Amendment Effective Date.

(c)The Revolving Borrower shall have paid all fees required to be paid on the Amendment Effective Date (including the Consent Fees (as defined below)) and all expenses for which invoices have been presented on or prior to the Amendment Effective Date, including reasonable legal fees and disbursements of counsel to the Administrative Agent and the Lenders.

5.Consent Fees. The Revolving Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each Consenting Lender, a consent fee equal to 0.05% of the sum of (i) the aggregate amount of the Revolving Credit Exposure of such Lender and (ii) the aggregate amount of unused Commitments of such Lender under the Credit Agreement (the “Consent Fees”).

6.Continuing Effect; No Other Amendments; Reaffirmation. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsection of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend any other provisions of the Credit Agreement. Each of the Revolving Borrower and the Company hereby acknowledges and agrees that, after giving effect to this Amendment, except as expressly set forth in this Amendment, all of its respective obligations and liabilities under the Loan Documents (including, without limitation, the Guaranty executed by the Company) to which it is a party are reaffirmed, and remain in full force and effect. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

7.Expenses. The Revolving Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.Headings. Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any Loan Document.

9.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by email or facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

10.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PERRIGO FINANCE UNLIMITED COMPANY, as the Revolving Borrower
By:
/s/ Louis K. Cherico
Name: Louis K. Cherico
Title: Treasurer

PERRIGO COMPANY PLC, as the Company
By:
/s/ Louis K. Cherico
Name: Louis K. Cherico
Title: Treasurer

[Perrigo JPM Revolver Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

[Perrigo JPM Revolver Amendment]

JPMORGAN CHASE BANK, N.A., as Lender
By:
/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

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WELLS FARGO BANK NATIONAL ASSOCIATION, as Lender
By:
/s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

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MORGAN STANLEY BANK, N.A., as Lender
By:
/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

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BARCLAYS BANK PLC, as Lender
By:
/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

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CITIBANK, N.A., as Lender
By:
/s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

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HSBC BANK USA, N.A., as Lender
By:
/s/ Andrew Becker
Name: Andrew Becker
Title: Director

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U.S. BANK NATIONAL ASSOCIATION, as Lender
By:
/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender
By:
/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:
/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

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MIZUHO BANK, LTD., as Lender
By:
/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

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BANK OF AMERICA, N.A., as Lender
By:
/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

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THE NORTHERN TRUST COMPANY, as Lender
By:
/s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

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SANTANDER BANK, N.A., as Lender
By:
/s/ Marcelo Castro
Name: Marcelo Castro
Title: Managing Director

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CITIZENS BANK, N.A., as Lender
By:
/s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

[Perrigo JPM Revolver Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as Lender
By:
/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Perrigo JPM Revolver Amendment]

ING BANK N.V., DUBLIN BRANCH, as Lender
By:
/s/ Cormac Langford
Name: Cormac Langford
Title: Vice President

By:
/s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Perrigo JPM Revolver Amendment]

BANK HAPOALIM B.M., as Lender
By:
/s/ Yael Weinstock-Shemesh
Name: Yael Weinstock-Shemesh
Title: Senior Vice President Head of Israeli Business Group

By:
/s/ Tai Shpaizer
Name: Tai Shpaizer
Title: Vice President Israeli Business Group

[Perrigo JPM Revolver Amendment]

PNC BANK, NATIONAL ASSOCIATION, as Lender
By:
/s/ Joshua A. Droppers
Name: Joshua A. Droppers
Title: Assistant Vice President

[Perrigo JPM Revolver Amendment]

FIFTH THIRD BANK, as Lender
By:
/s/ Nathaniel E. Sher
Name: Nathaniel E. Sher
Title: Vice President

[Perrigo JPM Revolver Amendment]

BNP PARIBAS, as Lender
By:
/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

By:
/s/ Nader Tannous
Name: Nader Tannous
Title: Managing Director

[Perrigo JPM Revolver Amendment]